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                                                                   EXHIBIT 10.20


                             WEBLINK WIRELESS, INC.

                FIFTH AMENDED AND RESTATED 1991 STOCK OPTION PLAN


                                    ARTICLE I

                               GENERAL PROVISIONS


         1. PURPOSE

         The purpose of the WebLink Wireless, Inc. Fifth Amended and Restated 1991 Stock Option Plan (the "Plan") is to strengthen WebLink Wireless, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby providing a means of attracting competent personnel and encouraging them to remain in the service of the Corporation.

         2. ADMINISTRATION OF THIS PLAN

         This Plan shall be administered by the Stock Option Committee of the Board (the "Committee") which shall be comprised of two (2) or more directors, each of whom shall be a "non-employee director," as defined in Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have full power and authority (subject to the provisions of this Plan) to establish such rules and regulations as it may deem appropriate for the proper Plan administration and to construe the terms of and make such determinations under, and issue such interpretations of, this Plan and any outstanding option grants as it may deem necessary or advisable. Decisions of the Committee shall be final and binding on all parties who have an interest in this Plan or any outstanding option.

         3. PERSONS ELIGIBLE TO RECEIVE OPTION GRANTS

                  (a) The persons eligible to receive option grants pursuant to this Plan ("Optionees") are limited to key employees (including officers and directors) of the Corporation (or its Parent or Subsidiary (as such terms are hereinafter defined) corporations) who render services which contribute to the success and growth of the Corporation (or its Parent or Subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or its Parent or Subsidiary corporations).

                  (b) The Committee shall have full authority to determine, with respect to the option grants made under this Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option (as such terms are hereinafter defined), the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.



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         4. STOCK SUBJECT TO THIS PLAN

                  (a) The stock issuable under this Plan shall be shares of the Corporation's authorized but unissued or reacquired Class A convertible common stock, par value $.0001 per share ("Common Stock"). The maximum number of shares which may be issued over the term of this Plan shall not exceed 9,500,000 shares. However, any shares of Common Stock issued under the Corporation's Third Amended and Restated 1991 Stock Issuance Plan will reduce, on a share-for-share basis, the number of shares issuable under this Plan. The total number of shares issuable in the aggregate under this Plan and the Third Amended and Restated 1991 Stock Issuance Plan shall be subject to adjustment from time to time in accordance with the provisions of Section 4(c) of this Article I.

                  (b) Shares subject to (i) the portion of one or more outstanding options which are not exercised prior to expiration or termination and (ii) outstanding options cancelled in accordance with the cancellation-regrant provisions of Section 5 of Article II will be available for subsequent option grants under this Plan. The shares which shall not be available for subsequent option grants under this Plan include (A) shares subject to an option surrendered under this Plan in connection with a Change in Control (as such term is hereinafter defined) and (B) shares issued pursuant to the exercise of an option (whether as vested or unvested shares) which are repurchased by the Corporation.

                  (c) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of shares of Common Stock or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of securities of the Corporation, or other similar corporate transaction or event affects the benefits or potential benefits intended to be made available under this Plan such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential bene fits intended to be made available under this Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock subject to this Plan and which thereafter may be made the subject of options under this Plan, (ii) the number of shares of Common Stock subject to outstanding options, (iii) the nature of the consideration (including, without limitation, other securities of the Corporation, securities of another entity and/or other property) to be received upon exercise of an option and/or (iv) the grant, purchase or exercise price with respect to any option, or, if deemed appropriate, make provisions for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to Incentive Options no such adjustment shall be authorized to the extent that such adjustment would cause this Plan to violate Section 422(b)(1) or 424(a) of the Code (as such term is hereinafter defined) or any successor provisions thereto; and provided further, however, that the number of shares of Common Stock subject to any option payable or denominated in shares of Common Stock shall always be a whole number. Notwithstanding the foregoing, Non-Statutory Options shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such option.



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                  (d) Common Stock issuable under this Plan may be subject to such restrictions as may be determined by the Committee, including, without limitation, restrictions on transfer, repurchase rights and other restrictions.

         5. DEFINITIONS

                  The following definitional provisions shall be in effect for all purposes under this Plan:

                  (a) Board means the board of directors of WebLink Wireless, Inc.

                  (b) Change in Control means the acquisition of fifty percent (50%) or more of the Corporation's outstanding voting stock pursuant to a tender or exchange offer made by a person or group of related persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) which the Board does not recommend to the stockholders.

                  (c) Code means the Internal Revenue Code of 1986, as amended.

                  (d) Corporation means WebLink Wireless, Inc., a Delaware corporation.

                  (e) Corporate Transaction means one or more of the following stockholder-approved transactions:

                           (i) a merger or consolidation in which the
                  Corporation is not the surviving entity, provided securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding voting securities are transferred to a person or persons different from those who held such securities immediately prior to such transaction,

                           (ii) the sale, transfer or other disposition of all
                  or substantially all of the assets of the Corporation other than in the ordinary course of business, or

                           (iii) any reverse merger in which the Corporation is
                  the surviving entity but in which securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding voting securities are transferred to person or persons different from those who held such securities immediately prior to such merger.

         In no event shall any merger, consolidation or other reorganization involving the Corporation be deemed to constitute a Corporate Transaction if the primary purpose of such transaction is either to change the State in which the Corporation is incorporated or to create a holding-company structure whereby the Corporation's stockholders of record become the stockholders of the holding company.



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                  (f) Employee means an individual who is in the employ of the
         Corporation or one or more Parent or Subsidiary corporations. An Optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  (g) Exercise Date shall be the date on which both (i) written notice of the exercise of an outstanding option under this Plan and
         (ii) payment of the option price are delivered to the Corporation.

                  (h) Fair Market Value of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is not at the time listed or
                  admitted to trading on any national securities exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or, if such information is available, the closing sales price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq National Market System or any successor system. If there are no reported bid and asked prices (or closing sales price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing sales price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                           (ii) If the Common Stock is at the time listed or
                  admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question on the national securities exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing sales price on the exchange on the last preceding date for which such quotation exists.

                           (iii) If the Common Stock is at the time neither
                  listed nor admitted to trading on any national securities exchange nor traded in the over-the-counter market, or if the Committee determines that the valuation provisions of subparagraphs (i) and (ii) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate under the circumstances.

                  (i) Incentive Option means an incentive stock option which satisfies the requirements of Section 422 of the Code.



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                  (j) Non-Statutory Option means an option that does not meet
         (whether at the time of the grant of such option or subsequently) the statutory requirements prescribed for an Incentive Option.

                  (k) Notice of Grant means written notification (in substantially the form attached hereto as EXHIBIT B) of the grant of an option pursuant to this Plan.

                  (l) Parent corporation means any corporation which, directly or indirectly, owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of the Corporation.

                  (m) Permanent Disability shall have the meaning set forth in
         Section 22(e)(3) of the Code, or any successor provision thereto.

                  (n) Plan means this Fifth Amended and Restated 1991 Stock Option Plan of the Corporation.

                  (o) Service means the performance of services for the Corporation or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee or a non- employee member of the Board or the board of directors of such Parent or Subsidiary corporations, unless a different meaning is specified in the Stock Option Agreement. An Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee or a non-employee member of the Board or the board of directors of such Parent or Subsidiary corporation.

                  (p) Stock Option Agreement means a stock option agreement, in substantially the form attached hereto as EXHIBIT A and incorporated herein by reference (the "Stock Option Agreement"), incorporating any repurchase rights or first refusal rights retained by the Corporation with respect to the Common Stock purchased under an option.

                  (q) Subsidiary corporation means any corporation of which the Corporation, directly or indirectly, owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of the corporation in question.

                  (r) 10% Stockholder means the owner of stock (as determined under Section 424(d) of the Code) possessing 10% or more of the total combined voting power and value of all classes of stock of the Corporation or any Parent or Subsidiary corporation.



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                                   ARTICLE II

                                  OPTION GRANTS

         1. TERMS AND CONDITIONS OF OPTIONS

         Options granted pursuant to this Plan shall be authorized by action of the Committee and may, at the discretion of the Committee, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by a Stock Option Agreement and a Notice of Grant; provided, however, that each Stock Option Agreement shall comply with and incorporate the terms and conditions specified below. Each Stock Option Agreement evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section 2 of this
Article II.

                  (a) Option Price.

                           (i) The option price per share shall be fixed by the
                  Committee; provided, however, that in no event shall the option price per share be less than eighty-five percent (85%) for Non-Statutory Options or less than one hundred percent (100%) for Incentive Options of the Fair Market Value of a share of Common Stock on the date of the option grant.

                           (ii) If the individual to whom the option is granted
                  is at the time a 10% Stockholder and the option granted is an Incentive Option, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

                           (iii) The option price shall be payable in such form
                  and by such method as shall be determined by the Committee, including, without limitation, cash (subject to the provisions of Article III, Section 1), shares of Common Stock, other securities or other property or any combination thereof, having a fair market value (as determined in accordance with the terms of this Plan in the case of Common Stock and in all other cases by such methods or procedures as shall be authorized by the Committee) on the Exercise Date equal to the relevant exercise price (including payment in accordance with a cashless exercise program under which, if so instructed by the person exercising the option, shares of Common Stock may be issued directly to such person's broker or dealer upon receipt of the purchase price in cash from the broker or dealer).

                  (b) Term and Exercise of Options. Each option granted under this Plan shall be exercisable at such time or times, during such period, and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the Stock Option Agreement evidencing such option. However, no option granted under this Plan shall have


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         a term in excess of ten (10) years from the grant date, and no
         Incentive Option granted to a 10% Stockholder shall have a term in excess of five (5) years from the grant date.

                  (c) Nontransferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee or by the Optionee's duly appointed guardian or personal representative and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

                  (d) Termination of Service.

                           (i) Should an Optionee cease to remain in Service for
                  any reason other than (i) Permanent Disability, (ii) death or
                  (iii) for Cause (as such term is hereinafter defined), an option (to the extent otherwise exercisable on the date of such termination) shall be exercisable by the Optionee at any time prior to the expiration date of the option (except as otherwise provided pursuant to Section 6 of this Article II) or within three (3) months after the date of such termination, whichever is the shorter period.

                           (ii) If an Optionee's Service ceases by reason of the
                  Optionee's Permanent Disability, an option (to the extent otherwise exercisable on the date of such termination by reason of Permanent Disability) shall remain exercisable by the Optionee at any time prior to the expiration date of the option (except as otherwise provided pursuant to Section 6 of this Article II) or within twelve (12) months after the date of such termination, whichever is the shorter period.

                           (iii) If an Optionee's Service ceases as a result of
                  death, an option (to the extent otherwise exercisable on the date of the death of such Optionee) shall remain exercisable by the person or persons entitled to do so under the Optionee's will, or, if the Optionee shall fail to make testamentary disposition of said option or shall die intestate, by the Optionee's legal representative or representatives, at any time prior to the expiration date of the option (except as otherwise provided pursuant to Section 6 of this Article II) or within twelve (12) months after the date of such death, whichever is the shorter period.

                           (iv) If the Optionee's Service ceases as a result of
                  termination for Cause (as hereinafter defined), any then outstanding options of such Optionee shall automatically terminate as of the termination date. As used herein, termination for "Cause" shall mean termination upon the occurrence of one or more of the following events:

                                    (A) The Optionee's failure to substantially
                           perform his duties with the Corporation or any Parent or Subsidiary corporation as determined by the Committee in its sole discretion following receipt by the Optionee of written notice of such failure and the Optionee's failure to remedy such failure within


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                           thirty (30) days after receipt of such notice (other
                           than failure from his incapacity during physical or mental illness);

                                    (B) The Optionee's willful failure or
                           refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Optionee's duties and responsibilities, and which are not remedied by the Optionee within thirty (30) days after being notified in writing of his failure by the Board;

                                    (C) The Optionee's conviction of a felony;
                           or

                                    (D) A breach of the Optionee's fiduciary
                           duty to the Corporation or any Parent or Subsidiary corporation or willful violation in the course of performing his duties for the Corporation or any Parent or Subsidiary corporation of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Optionee's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Corporation or any Parent or Subsidiary corporation.

                  (e) Stockholder Rights. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made. An Optionee shall have none of the rights of a stockholder with respect to the Common Stock covered by an option until such Optionee shall have exercised the option and paid the option price.

         2. INCENTIVE OPTIONS

         The terms and conditions specified below shall be applicable to all Incentive Options granted under this Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under this Plan shall not be subject to such terms and conditions.

                  (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date.

                  (b) Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax


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         laws shall be applied on the basis of the order in which such options are granted. In the event the limits of this Section 2(b) would otherwise be exceeded, the Optionee may still exercise the options, but such option, to the extent of such excess, shall be deemed to be a Non-Statutory Option. Except as modified by the preceding provisions of this Section 2, all the provisions of this Plan shall be applicable to the Incentive Options granted hereunder.

         3. LIMITED SURRENDER RIGHTS

                  (a) Should a Change in Control occur at a time when the Corporation's outstanding capital stock is registered under Section 12 of the Exchange Act, then each Optionee who is at the time an officer or director of the Corporation subject to the short-swing profit restrictions of the Federal securities laws shall have the right to surrender any or all options held by such individual under this Plan, to the extent such options have been outstanding for at least six (6) months and are at the time exercisable for vested shares. In return for each surrendered option, the officer or director shall receive an appreciation distribution from the Corporation in an amount equal to the excess of (i) the aggregate Acquisition Price (as such term is hereinafter defined) of the number of shares in which such individual is at the time vested under the surrendered option over (ii) the aggregate option price payable for such vested shares. Such limited surrender right shall be exercisable for a period not to exceed thirty
         (30) days following the completion of the Change in Control. Neither the approval of the Committee nor the consent of the Board shall be required for such surrender, and the distribution to which such Optionee shall become entitled upon the option surrender shall be made entirely in cash.

                  (b) The "Acquisition Price" per share of the vested Common Stock subject to the surrendered option shall be deemed to be equal to the greater of (i) the Fair Market Value per share on the date of surrender or (ii) the highest reported price per share paid in effecting the Change in Control of the Corporation's outstanding voting stock. However, if the surrendered option is an Incentive Option, then the Acquisition Price of the vested shares subject to the surrendered option shall not exceed the clause (i) value per share.

         4. CORPORATE TRANSACTIONS

                  (a) In the event of any Corporate Transaction, except as otherwise provided in the agreement evidencing the grant of an option hereunder, each option outstanding under this Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

                  (b) Upon the consummation of the Corporate Transaction, except as otherwise provided in the agreement evidencing the grant of an option hereunder, each option outstanding under this Plan shall terminate and cease to be exercisable.



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                  (c) The exercisability as incentive stock options under the
         Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of subsection 2(b) of this Article II.

                  (d) The grant of options under this Plan shall in no way affect the legal right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         5. CANCELLATION AND NEW GRANT OF OPTIONS

         The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Plan and to grant in substitution therefor new options under this Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the new grant date (or one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option or, in the case of an Incentive Option held by a 10% Stockholder, not less than one hundred and ten percent (110%) of such Fair Market Value).

         6. EXTENSION OF EXERCISE PERIOD

         The Committee shall have full power and authority to extend (either at the time while the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following an Optionee's cessation of Service, from the limited period set forth in the Stock Option Agreement to such greater period of time as the Committee may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.


                                   ARTICLE III

                                  MISCELLANEOUS

         1. LOANS

                  (a) The Committee may assist any Optionee (including an Optionee who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under this Plan, including the satisfaction of any Federal, State and local income and employment tax obligations arising therefrom, by

                           (i) authorizing the extension of a loan from the
                  Corporation to such Optionee, or



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                           (ii) permitting the Optionee to pay the option price
                  for the purchased Common Stock in installments over a period of years.

                  (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Loans or installment payments may be granted with or without security or collateral. In all events the maximum credit available to each Optionee may not exceed the sum of (i) the aggregate option price or purchase price payable for the purchased shares (less the par value payable for the purchased shares) plus (ii) any Federal, State or local income and employment tax liability incurred by the Optionee in connection with such exercise.

                  (c) The Committee may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Committee in its discretion deems appropriate.

         2. AMENDMENT OF THIS PLAN AND AWARDS

                  (a) The Board shall have complete and exclusive power and authority to amend, modify, suspend, discontinue or terminate this Plan in any or all respects whatsoever. However, no such amendment, modification, suspension, discontinuance or termination shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under this Plan, unless the Optionee consents thereto. No option may be granted during any suspension of this Plan or after its termination. In addition, the Board shall not, without the approval of the Corporation's stockholders, amend this Plan to (i) materially increase the maximum number of shares issuable under this Plan (except for permissible adjustments under Article I, Section 4(c)), (ii) change the minimum option price, (iii) increase the maximum terms for options granted hereunder, (iv) remove the administration of this Plan from the Committee, (v) materially increase the benefits accruing to individuals who participate in this Plan or (vi) materially modify the eligibility requirements for participation in this Plan.

                  (b) Options to purchase shares of Common Stock may be granted under this Plan which are in excess of the number of shares then available for issuance under this Plan, provided there is obtained Board approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under this Plan prior to the actual option grant and stockholder approval of such amendment prior to the exercise of the option. If such stockholder approval is not obtained within twelve (12) months after the date the amendment to this Plan is approved by the Board, then all options representing such excess shall terminate and cease to be exercisable.



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         3. EFFECTIVE DATE AND TERM OF PLAN

                  (a) This Plan shall become effective when adopted by the Board. All options previously granted under this Plan shall remain in full force and effect, subject to the terms of the Stock Option Agreements under which they were issued and this Plan.

                  (b) This Plan shall terminate upon the earlier of (i) August 19, 2001 or (ii) the date on which all shares available for issuance under this Plan have been issued or cancelled pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i) above, then no options outstanding on such date shall be affected by the termination of this Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the Stock Option Agreements evidencing such options.

         4. USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under this Plan shall be used for general corporate purposes.

         5. CONTINUATION OF EMPLOYMENT

         Nothing contained in this Plan (or in any option granted pursuant to this Plan) shall confer upon any Optionee any right to continue in the employ of the Corporation or any Parent or Subsidiary corporation or constitute any contract or agreement of employment or interfere in any way with the right of the Corporation or any Parent or Subsidiary corporation to reduce any Optionee's compensation from the rate in existence at the time of the granting of an option or to terminate such Optionee's employment. Nothing contained herein or in any Stock Option Agreement shall affect any other contractual rights of an Optionee.

         6. WITHHOLDING

         The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under this Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements. The Corporation or any Parent or Subsidiary corporation that employs any Optionee shall have the right to deduct any sums that the Committee reasonably determines that Federal, State or local tax law requires to be withheld with respect to the exercise of any option or as otherwise may be required by those laws. Neither the Corporation nor any Parent or Subsidiary corporation shall be obligated to advise any Optionee of the existence of the tax or the amount which the employer corporation will be so required to withhold. Upon the exercise of a Non-Statutory Option, if tax withholding is required, an Optionee may, with the consent of the Committee, have shares of Common Stock withheld ("Share Withholding") by the Corporation from the shares otherwise to be received; provided, however, that if the Optionee is subject to the provisions of Section 16 under the Exchange Act, no Share Withholding shall be permitted unless such transaction complies with the requirements of Rule 16b-3 promulgated under the Exchange Act. The number of shares so withheld should have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

         7. REGULATORY APPROVALS

         The implementation of this Plan, the granting of any options hereunder and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over this Plan, the options granted under it and the Common Stock issued pursuant to it. Without limiting the generality of the foregoing, no options granted hereunder may be exercised and no shares of Common Stock issuable upon exercise of such options may be transferred unless and until the Committee determines that such exercise/transfer will be made in compliance with all applicable laws, rules and regulations, including, without limitation, applicable securities laws, rules and regulations. The Corporation does not have any obligation to take any action to (i) register or qualify options or shares of Common Stock pursuant to applicable laws or to perfect an exemption from such registration/qualification requirements or (ii) list the shares of Common Stock for trading on any stock exchange or automated transaction reporting system.

         8. GOVERNING LAW

         This Plan and the options issued hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed within that State.

         9. COMPLIANCE WITH RULE 16B-3

         At such time and so long as the Corporation shall have a class of equity securities registered under Section 12 of the Exchange Act, it is intended that this Plan be applied and administered in compliance with Rule 16b-3. If any provision of this Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Board is authorized to amend this Plan and to make any such modifications to the Stock Option Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of this Plan in light of any amendments made to Rule 16b-3.

         10. NO LIABILITY FOR GOOD FAITH DETERMINATIONS

         Neither the members of the Board nor any member of the Committee shall be liable for any action, failure to act, omission or determination taken or made in good faith with respect to this Plan or any option granted under it.

         11. OTHER BENEFITS

         Participation in this Plan shall not preclude the Optionee from eligibility in any other stock option plan of the Company or any Parent or Subsidiary corporation or any old age, benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans which the Corporation or any Parent or Subsidiary corporation has adopted, or may, at any time, adopt for the benefit of its employees.

         12. EXECUTION OF RECEIPTS AND RELEASES

         Any payment or any issuance or transfer of shares of Common Stock to an Optionee, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Optionee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

         13. PAYMENT OF EXPENSES

         All expenses incident to the administration, termination or performance of this Plan, including, without limitation, legal and accounting fees, shall be paid by the Corporation. All expenses incurred by an Optionee shall be paid by such Optionee.

         14. CORPORATE RECORDS

         Records of the Corporation or any Parent or Subsidiary corporation regarding the Optionee's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and other matters shall be conclusive for all purposes hereunder, unless determined by the Board to be incorrect.

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                                                       EXHIBIT A

                             STOCK OPTION AGREEMENT

                                   WITNESSETH:

                                    RECITALS

Section A. The Board of Directors of WebLink Wireless, Inc., a Delaware corporation (the "Company"), has adopted the WebLink Wireless, Inc. Fifth Amended and Restated 1991 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of selected key employees (including officers and directors) and non-employee members of the Board who contribute to the financial success of the Company.

Section B. Optionee is an individual who is to render valuable services to the Company, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

Section C. Capitalized terms used in this Agreement shall, unless the context clearly indicates otherwise, have the meaning assigned to such terms in Paragraph 24 of this Agreement.

         NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to Optionee, as of the Grant Date, a stock option to purchase up to that number of Option Shares as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the Option Price per share specified in the Grant Notice.

2. Option Term. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the expiration date specified in the Grant Notice, unless sooner terminated in accordance with Paragraphs 5 or 6 of this Agreement.

3. Option Nontransferable; Exception. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following the Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee.

4. Dates of Exercise. This option is exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As this option becomes exercisable in one or more installments, the installments shall accumulate and this option shall remain exercisable for such installments until the expiration date or the sooner termination of the option term under Paragraphs 5 or 6 of this Agreement.

5. Termination of Service.

                  (i) Should Optionee cease to remain in Service for any reason other than (a) Permanent Disability, (b) death or (c) for Cause, this option (to the extent otherwise exercisable on the date of such termination) shall be exercisable by Optionee at any time prior to the expiration date of the option (except as otherwise extended by the Committee) or within three (3) months after the date of such termination, whichever is the shorter period.

                  (ii) If Optionee's Service ceases by reason of Optionee's Permanent Disability, this option (to the extent otherwise exercisable on the date of such termination by reason of Permanent Disability) shall remain exercisable by Optionee at any time prior to the expiration date of this option (except as otherwise extended by the Committee) or within twelve (12) months after the date of such termination, whichever is the shorter period.

                  (iii) If Optionee's Service ceases as a result of death, this option (to the extent otherwise exercisable on the date of the death of Optionee) shall remain exercisable by the person or persons entitled to do so under Optionee's will or, if Optionee shall fail to make testamentary disposition of this option or shall die intestate, by Optionee's legal representative or representatives, at any time prior to the expiration date of this option (except as otherwise extended by the Committee) or within twelve (12) months after the date of such death, whichever is the shorter period.

                  (iv) If Optionee's Service ceases as a result of termination for Cause, then this option shall automatically terminate as of the termination date. As used herein, termination for "Cause" shall mean termination upon the occurrence of one or more of the following events:

                           (a) Optionee's failure to substantially perform his
                  duties with the Company or any Parent or Subsidiary corporation as determined by the Committee in its sole discretion following receipt by Optionee of written notice of such failure and Optionee's failure to remedy such failure within thirty (30) days after receipt of such notice (other than failure from his incapacity during physical or mental illness);

                           (b) Optionee's willful failure or refusal to perform
                  specific directives of the Board, which directives are consistent with the scope and nature of Optionee's duties and responsibilities, and which are not remedied by Optionee within thirty (30) days after being notified in writing of his failure by the Board;

                           (c) Optionee's conviction of a felony; or

                           (d) A breach of Optionee's fiduciary duty to the
                  Company or any Parent or Subsidiary corporation or willful violation in the course of performing his duties for the Company or any Parent or Subsidiary corporation of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on Optionee's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of Company or any Parent or Subsidiary corporation.

6. Corporate Transaction.

         A. In connection with a Corporate Transaction, the exercisability of this option shall automatically accelerate so that this option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the Option Shares and may be exercised for all or any portion of such Option Shares.

         B. Upon the consummation of the Corporate Transaction, this option shall terminate and cease to be exercisable.

         C. The exercisability of this option as an Incentive Option under the Federal tax laws (if designated as such in the Grant Notice) shall, in connection with any such Corporate Transaction, be subject to the applicable dollar limitation of Paragraph 21 of this Agreement.

         D. This Agreement shall not in any way affect the legal right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of shares of Common Stock or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of securities of the Company, or other similar corporate transaction or event affects the benefits or potential benefits intended to be made available under this Plan such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this option, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of Option Shares subject to this option, (ii) the Option Price payable hereunder and/or (iii) the nature of the consideration (including, without limitation, other securities of the Company, securities of another entity and/or other property); provided, however, in each case, that with respect to Incentive Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan or this option to violate
Section 422(b)(1) or 424(a) of the Code or any successor provisions thereto; and provided further, however, that the number of Option Shares subject to this option shall always be a whole number. Notwithstanding the foregoing, Non-Statutory Options shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of Optionee and preserve, without exceeding, the value of this option.

8. Privilege of Stock Ownership. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made. The Optionee shall not have any of the rights of a stockholder with respect to the Option Shares until such Optionee shall have exercised this option and paid the Option Price.

9. Manner of Exercising Option.

         A. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, the holder of this option must take the following actions:

                  (i) Provide to the Company, in the written, telephonic, or electronic form designated by the Company, such information as is requested by the Company to determine the number of Option Shares with respect to which this option is exercised;

                  (ii) Pay the aggregate Option Price for the purchased Option Shares in cash (subject to the provisions of Paragraph 15 of this Agreement) or shares of Common Stock, other securities or other property, or any combination thereof, having a fair market value (as determined in accordance with the terms of this Agreement in the case of Common Stock and in all other cases by such methods or procedures as shall be authorized by the Committee) on the Exercise Date equal to the Option Price.

                  (iii) Furnish to the Company appropriate documentation that the person or persons exercising this option (if other than Optionee) have the right to exercise this option.

         B. As soon as practical following satisfaction of the foregoing provisions of this Paragraph 9, the Company shall mail or deliver to Optionee (or to the other person or persons exercising this option) a certificate or certificates representing the Option Shares so purchased and paid for, with the appropriate legends affixed thereto.

         C. In no event may this option be exercised for any fractional shares of Common Stock.

10. Market Stand-Off Provisions.

         A. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any purchased Option Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days.

         B. Owner shall be subject to the market stand-off provisions of this Paragraph 10 provided and only if the officers and directors of the Company are also subject to similar arrangements.

         C. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to purchased Option Shares shall be immediately subject to the provisions of this Paragraph 10, to the same extent purchased Option Shares are at such time covered by such provisions.

         D. In order to enforce the limitations of this Paragraph 10, the Company may impose stop-transfer instructions with respect to purchased Option Shares until the end of the applicable stand-off period.

11. Compliance with Laws and Regulations.

         A. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance. Without limiting the generality of the foregoing, this option may not be exercised and no Option Shares may be transferred unless and until the Committee determines that such exercise/transfer will be made in compliance with all applicable laws, rules and regulations, including, without limitation, applicable securities laws, rules and regulations. The Company does not have any obligation to take any action to
(i) register or qualify this option or any Option Shares pursuant to applicable laws or to perfect an exemption from such registration/qualification requirements or (ii) list the Option Shares for trading on any stock exchange or automated transaction reporting system.

         B. In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of Federal and state securities laws.

         C. Unless the issuance of purchased Option Shares to the Optionee has been registered under the 1933 Act and all other applicable securities/blue sky statutes, Optionee hereby confirms that Optionee has been informed that purchased Option Shares are restricted securities under the 1933 Act and such other securities/blue sky statutes and may not be resold or transferred unless such shares are first registered under such act and such securities/blue sky statutes or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold purchased Option Shares for an indefinite period.

         D. In order to reflect the restrictions on disposition of purchased Option Shares imposed by this Agreement, the stock certificates representing the purchased Option Shares will be endorsed as applicable with one or more of the following restrictive legends:

                  (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933 or any other applicable securities laws. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act and all other applicable securities laws, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act and all other applicable securities laws is not required with respect to such sale or offer."

                  (ii) "This certificate and the shares represented hereby may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated _________________, ______ between the Company and the registered holder of the shares (or the predecessor in interest to the shares). The Company will upon written request furnish a copy of such agreement to the holder hereof without charge."

12. Successors and Assigns. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

13. Liability of Company.

         A. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained. If such stockholder approval is not obtained within twelve (12) months after the date the amendment to the Plan is approved by the Board, then the right to acquire any such excess shares evidenced by this Agreement shall terminate.

         B. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.

14. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at the Company's principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

15. Loans. The Committee may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this option by (i) authorizing the extension of a loan to the Optionee from the Company or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Committee in its sole discretion.

16. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. Optionee hereby acknowledges receipt of a copy of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

17. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, as such laws are applied to contracts entered into and performed in such State without giving effect to the principles of conflict of laws thereof. To the maximum extent practicable, this Agreement will be deemed to call for performance in Dallas County, Texas.

18. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

19. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or purchased Option Shares pursuant to the express provisions of this Agreement.

20. Agreement is Entire Contract. This Agreement, together with the Plan and the Grant Notice, constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement may not be amended except by written agreement of the parties hereto.

21. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

         A. This option shall cease to qualify for favorable tax treatment as an Incentive Option under the Federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

         B. The aggregate Fair Market Value (determined as of the Grant Date) of the Option Shares for which this option first becomes exercisable together with any option granted Optionee under any other plan of the Company or any Parent or Subsidiary corporation as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent Optionee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. In the event the limits of this Paragraph 21B would otherwise be exceeded, Optionee may still exercise the options, but such options, to the extent of such excess, shall be deemed to be a Non-Statutory Option.

         C. In the event this option is designated as an installment option in the Grant Notice, no installment under this option (whether annual or monthly) shall qualify for favorable tax treatment as an Incentive Option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this option or one or more other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

         D. Should the exercisability of this option be accelerated upon a Corporate Transaction, then this option shall qualify for favorable tax treatment as an Incentive Option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this option or one or more other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate.

         E. To the extent this option should fail to qualify as an Incentive Option under the Federal tax laws, Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares hereunder, and Optionee must make appropriate arrangements for the satisfaction of all Federal, state or local income tax withholding requirements and Federal social security employee tax requirements applicable to such compensation income.

22. Additional Terms Applicable to a Non-Statutory Option. In the event this option is designated a Non-Statutory Option in the Grant Notice or as otherwise provided in Paragraph 21 of this Agreement, Optionee hereby agrees to make appropriate arrangements with the Company for the satisfaction of all Federal, state or local income tax withholding requirements, Federal social security employee tax requirements, Federal Medicare requirements and other similar requirements applicable to the exercise of this option. The Company's obligation to deliver Option Shares upon the exercise of this option shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements. The Company or any Parent or Subsidiary corporation that employs Optionee shall have the right to deduct any sums that the Committee reasonably determines that Federal, State or local tax law requires to be withheld with respect to the exercise of this option or as otherwise may be required by those laws. Neither the Company nor any Parent or Subsidiary corporation shall be obligated to advise Optionee of the existence of the tax or the amount which the employer corporation will be so required to withhold. Upon the exercise of a Non-Statutory Option, if tax withholding is required, Optionee may, with the consent of the Committee, have Option Shares withheld ("Share Withholding") by the Company from the Option Shares otherwise to be received; provided, however, that if Optionee is subject to the provisions of Section 16 under the Securities Exchange Act of 1934 (as amended) (the "Exchange Act"), no Share Withholding shall be permitted unless such transaction complies with the requirements of Rule 16b-3 promulgated under the Exchange Act. The number of Option Shares so withheld should have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

23. Limited Stock Appreciation Right. Optionee is hereby granted a limited stock appreciation right, exercisable upon the terms and conditions set forth below:

         A. The stock appreciation right shall become exercisable in connection with a Change in Control. However, such right shall under no circumstances become exercisable until it has been outstanding for a period of at least six
(6) months measured from the Grant Date of this option.

         B. Provided (i) the Optionee is at the time an officer or director of the Company subject to the short-swing profit restrictions of the Federal securities laws and (ii) one or more classes of the Company's equity securities are at such time registered under Section 12 of the Exchange Act, then Optionee shall have the right, exercisable for a thirty (30)-day period following the completion of the Change in Control, to surrender this option (or any portion thereof), to the extent such surrendered option (or portion thereof) is at the time exercisable for vested Option Shares, for a cash distribution from the Company equal in amount to the excess of (a) the aggregate Acquisition Price of the number of Option Shares in which Optionee is at the time vested under the surrendered option or portion thereof over (b) the aggregate Option Price payable for such vested Option Shares.

         C. Should one or more of the Option Shares be unvested at the time of the option surrender, then such Option Shares shall not be included within the appreciation distribution payable by the Company, and this option shall continue in effect for such unvested Option Shares. Accordingly, the Company shall issue a new stock option agreement (substantially in the form of this Agreement) for such unvested Option Shares as soon as practicable following the option surrender.

         D. To effect the surrender of this option, the Optionee must provide written notice to the Company, accompanied by the return of this Agreement and all other instruments evidencing the surrendered option, prior to the expiration of the applicable thirty (30)-day period.

         E. In no event may this limited stock appreciation right be exercised when there is not a positive spread between the Fair Market Value of the Option Shares and the aggregate Option Price payable for such Option Shares. This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by the Optionee.

24. Definitions. The following definitional provisions shall be in effect for all purposes under this Agreement:

         Acquisition Price shall be the greater of (i) the Fair Market Value per share on the date this option is surrendered pursuant to Paragraph 23 of this Agreement or (ii) the highest reported price per share paid in effecting the Change in Control of the Company's outstanding voting stock. However, if the surrendered option is designated as an Incentive Option in the Grant Notice, then the Acquisition Price of the vested Option Shares subject to the surrendered option shall not exceed the Fair Market Value per share.

         Board means the Board of Directors of the Company.

         Change in Control means the acquisition of fifty percent (50%) or more of the Company's outstanding voting stock pursuant to a tender or exchange offer made by a person or group of related persons (other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company) which the Board does not recommend to the Company's stockholders.

         Code means the Internal Revenue Code of 1986, as amended.

         Committee means the Stock Option Committee of the Board which shall be comprised of two (2) or more directors, each of whom shall be a "non-employee director," as defined in Rule 16b-3, promulgated under the Exchange Act.

         Common Stock means the Class A Convertible Common Stock, par value $.0001 per share, of the Company.

         Company means PageMart Wireless, Inc., a Delaware corporation.

         Corporate Transaction means one or more of the following stockholder-approved transactions:

                  (i) a merger or consolidation in which the Company is not the surviving entity, provided securities possessing fifty percent (50%) or more of the total combined voting power of the Company's outstanding voting securities are transferred to holders different from those who held such securities immediately prior to such transaction,

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

                  (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing fifty percent (50%) or more of the total combined voting power of the Company's outstanding voting securities are transferred to holders different from those who held such securities immediately prior to such merger.

In no event shall any merger, consolidation or other reorganization involving the Company be deemed to constitute a Corporate Transaction if the primary purpose of such transaction is either to change the state in which the Company is incorporated or to create a holding-company structure whereby the Company's stockholders of record become the stockholders of record of the holding company.

         Employee means an individual who is in the employ of the Company or any Parent or Subsidiary corporation. An Optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or any Parent or Subsidiary corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         Exercise Date shall be date on which the option is exercised for one or more Option Shares and payment for the Option Price is delivered to the Company in accordance with Paragraph 9 of this Agreement.

         Fair Market Value of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available the closing sales price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq National Market System or any successor system. If there are no reported bid and asked prices (or closing sales price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing sales price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                  (ii) If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question on the national securities exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing sales price on the exchange on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is at the time neither listed nor admitted to trading on any national securities exchange nor traded in the over-the-counter market, or if the Committee otherwise determines that the valuation provisions of subparagraphs (i) and (ii) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate under the circumstances.

         Grant Date means the date specified in the Grant Notice as the date on which the option was granted to the Optionee under the Plan.

         Grant Notice means the Notice of Grant of Stock Option which accompanies this Agreement.

         Incentive Option means an incentive stock option which satisfies the requirements of Section 422 of the Code.

         Non-Statutory Option means an option that does not meet (whether at the time of grant of such option or subsequently) the statutory requirements prescribed for an Incentive Option.

         Option Shares means the total number of shares of Common Stock indicated in the Grant Notice as purchasable under this option.

         Optionee means the individual identified in the Grant Notice as the person to whom this option has been granted under the Plan.

         Option Price means the exercise price per share to be paid by the Optionee for the exercise of this option. The Option Price is indicated in the Grant Notice.

         Owner means, for purposes of Paragraph 10 of this Agreement, Optionee and all subsequent holders of purchased Option Shares who derive their chain of ownership through a transfer from Optionee.

         Parent corporation means any corporation which, directly or indirectly, owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company.

         Permanent Disability shall have the meaning set forth in Section 22(e)(3) of the Code, or any successor provision thereto.

         Plan means the Fifth Amended and Restated 1991 Stock Option Plan of the Company.

         Service means the performance of services for the Company or any Parent or Subsidiary corporation by an individual in the capacity of an Employee or a non-employee member of the Board or the board of directors of such Parent or Subsidiary corporation. Accordingly, the Optionee shall be deemed to remain in Service for so long as such individual renders services to the Company or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee or a non-employee member of the Board or the board of directors of such Parent or Subsidiary corporation.

         Subsidiary corporation means any corporation of which the Company, directly or indirectly, owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of the corporation in question.

                                    EXHIBIT B

                         NOTICE OF GRANT OF STOCK OPTION

                                                 NOTICE OF GRANT OF STOCK OPTION
                                                        SPECIAL VESTING SCHEDULE


                             WEBLINK WIRELESS, INC.
                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of WebLink Wireless, Inc. (the "Company"):


                          Optionee:                   ((OPTIONEE))

                          Grant Date:                 ((grant))

                          Option Price:               ((price))per share

                          Number of Option Shares:    ((shares)) shares

                          Expiration Date:            ((expiration))

                          Type of Option:             Incentive Option
                                                -----

                                                      Non-Statutory Option
                                                -----


         Vesting Schedule: The Option shall vest and become exercisable on the date(s) and with respect to the number of shares of Common Stock set forth in EXHIBIT C provided the Optionee remains in continuous Service from the Grant Date to the applicable vesting date. In no event will the Option become vested and exercisable with respect to additional shares of Common Stock after the Optionee's termination of Service. If the Option becomes exercisable over more than one installment, the number of shares set forth in EXHIBIT C for each additional installment designates the number of additional shares of Common Stock for which the Option becomes exercisable on the applicable vesting date.

         Option Subject to Plan and Option Agreement. Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Company's Fifth Amended and Restated 1991 Stock Option Plan (the "Plan"). All capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as EXHIBIT B.

         No Employment or Service Contract. Nothing in this Notice or in the Plan or the Stock Option Agreement shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                                                 NOTICE OF GRANT OF STOCK OPTION
                                                        SPECIAL VESTING SCHEDULE


Dated as of :((grant))


                                          WEBLINK WIRELESS, INC.



                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------



                                          OPTIONEE


                                          --------------------------------------

                                Address:
                                          --------------------------------------

                                          --------------------------------------

                                                 NOTICE OF GRANT OF STOCK OPTION
                                                        SPECIAL VESTING SCHEDULE


                             PAGEMART WIRELESS, INC.
                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of PageMart Wireless, Inc. (the "Company"):

                          Optionee:                   ((OPTIONEE))

                          Grant Date:                 ((grant))

                          Option Price:               ((price))per share

                          Number of Option Shares:    ((shares)) shares

                          Expiration Date:            ((expiration))

                          Type of Option:             Incentive Option
                                                -----

                                                      Non-Statutory Option
                                                -----

         Vesting Schedule: The Option shall vest and become exercisable in its entirety on ________________, provided the Optionee remains in continuous Service from the Grant Date to such date. If Optionee's Service is terminated before ________________due to Optionee's death or disability or by the Company for a reason other than cause (as defined below), then immediately prior to such termination of Service the Option shall vest and become exercisable with respect to the total number of shares shown on EXHIBIT C as vesting on or before the date of termination of Service. In no event will the Option become vested and exercisable with respect to additional shares of Common Stock after the Optionee's termination of Service. If before ____________________ Optionee terminates his Service voluntarily or the Company terminates his Service for cause, the Option will terminate without vesting. "Cause" means the occurrence of one or more of the events set forth in Sections 1(d)(iv)(B), (C) or (D) of the Plan (as defined below), but not the events set forth in Section 1(d)(iv)(A).

         Option Subject to Plan and Option Agreement. Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Company's Fifth Amended and Restated 1991 Stock Option Plan (the "Plan"). All capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as EXHIBIT B. This Notice of Grant of Stock Option supersedes any previous Notice of Grant of Stock Option with respect to the Option.

         No Employment or Service Contract. Nothing in this Notice or in the Plan or the Stock Option Agreement shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any

                                                 NOTICE OF GRANT OF STOCK OPTION
                                                        SPECIAL VESTING SCHEDULE


         way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.


Dated as of :((grant))


                                          PAGEMART WIRELESS, INC.



                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------



                                          OPTIONEE


                                          --------------------------------------

                                Address:
                                          --------------------------------------

                                          --------------------------------------

                                                 NOTICE OF GRANT OF STOCK OPTION
                                                        SPECIAL VESTING SCHEDULE


                             WEBLINK WIRELESS, INC.
                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of WebLink Wireless, Inc. (the "Company"):


                           Optionee:    ((OPTIONEE))

                           Grant Date:    ((grant))

                           Vesting Commencement Date:    ((vesting))

                           Option Price:    ((price)) per share

                           Number of Option Shares:    ((shares)) shares

                           Expiration Date:    ((expiration))

                           Type of Option:         Incentive Option
                                             -----

                                                   Non-Statutory Option
                                             -----

         Vesting Schedule: Provided the Optionee remains in continuous Service from the Grant Date to the applicable vesting date, the Option shall become exercisable (i) with respect to 20% of the number of Option Shares designated above, on the first anniversary of the Vesting Commencement Date (the "Initial Vesting Date"); and (ii) with respect to the remaining balance of the number of Option Shares designated above, in equal, successive monthly installments over forty-eight (48) calendar months, beginning with the first calendar month following the Initial Vesting Date. The vesting date for each such calendar month ("Vesting Month") shall be the same day of the month as the Initial Vesting Date (or the last day of the Vesting Month if the Initial Vesting Date occurred on a day of the month that is greater than the last day of the Vesting Month). In no event will the Option become vested and exercisable with respect to additional shares of Common Stock after the Optionee's termination of Service.

         Option Subject to Plan and Option Agreement. Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Company's Fifth Amended and Restated 1991 Stock Option Plan (the "Plan"). All capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as EXHIBIT B.

                                                 NOTICE OF GRANT OF STOCK OPTION
                                                        SPECIAL VESTING SCHEDULE


         No Employment or Service Contract. Nothing in this Notice or in the Plan or the Stock Option Agreement shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.


Dated as of :((grant))


                                          WEBLINK WIRELESS, INC.



                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------



                                          OPTIONEE


                                          --------------------------------------
                                          Signature of Optionee


                                Address:
                                          --------------------------------------

                                          --------------------------------------



                                        6